Exhibit 99.1

EXECUTION VERSION

TENDER AND SUPPORT AGREEMENT

THIS TENDER AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of August 21, 2024, by and among JTI (US) Holding Inc., a Delaware corporation (“Parent”), Vapor Merger Sub Inc., a Delaware corporation and a Wholly Owned Subsidiary of Parent (“Merger Sub”), and the undersigned holders (the “Stockholders” and each holder, a “Stockholder”) of shares of common stock, par value $0.10 per share, of Vector Group Ltd., a Delaware corporation (the “Company”). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement and Plan of Merger, dated as of August 21, 2024, by and among Parent, Merger Sub and the Company (as such agreement may be subsequently amended or modified, the “Merger Agreement”).

WHEREAS, Parent, Merger Sub and the Company have entered into the Merger Agreement, providing for, among other things, Merger Sub to commence a tender offer (as it may be extended, amended or supplemented from time to time in accordance with the Merger Agreement, the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.10 per share, of the Company (the “Company Shares”) and following the consummation of the Offer, the merger of Merger Sub with and into the Company (the “Merger”) in accordance with the General Corporation Law of the State of Delaware, with the Company surviving the Merger as a Wholly Owned Subsidiary of Parent, all upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, each Stockholder beneficially owns (as defined in Rule 13d-3 under the Exchange Act), as of the date of this Agreement, the number of Company Shares (together with any New Shares (as defined below), the “Shares”), and holds other rights to acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the number of Company Shares indicated opposite such Stockholder’s name on Schedule 1 attached hereto; and

WHEREAS, as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, Parent and Merger Sub have required that each Stockholder, and each Stockholder has agreed to, enter into and perform this Agreement and tender and vote the Shares as described herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, each Stockholder, Parent and Merger Sub agree as follows:

Section 1 Agreement to Tender the Shares. Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees to validly tender, or cause to be tendered, all of their respective Shares free and clear of any Liens (except for (a) any Liens that may be imposed pursuant to (i) this Agreement and (ii) any applicable restrictions on transfer under the Securities Act or any state securities law and (b) community property interests under applicable Law (such Liens, the “Permitted Liens”)) into the Offer as promptly as practicable, but in no event later than the 10th Business Day following the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer. Notwithstanding the immediately preceding sentence, the Stockholders may withhold tender of up to 1,000,000 Shares (in the aggregate) until the fifth Business Day prior to the expiration of the Offer in order for either Stockholder to make a Permitted Transfer of such Shares prior to such time. If any Stockholder acquires New Shares on or after the 10th Business Day following the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer and during the Support Period, such Stockholder shall tender or cause to be tendered all such Shares on or before the earlier of (a) two Business Days after such acquisition and (b) one Business Day prior to the expiration of the Offer. In furtherance of the foregoing, at the time of any such tender, each Stockholder shall (i) deliver to the Depository Agent designated in the Offer (A) a letter of transmittal with respect to the Shares, duly completed and validly executed in accordance with the instructions thereto, (B) an “agent’s message” (or such other evidence, if any, of transfer as the Depository Agent may reasonably request) in the case of Uncertificated Shares and (C) such other documents that are also required to be delivered by other Company Stockholders pursuant to the terms of the Offer, and (ii) instruct his or its broker or such other Person that is the holder of record of any Shares to tender such Shares pursuant to and in accordance with the terms of the Offer. Each Stockholder agrees that once the Shares are tendered, such Stockholder will not withdraw, or cause to be withdrawn, such Shares from the Offer, unless and until any event described in clauses (b), (c) or (d) of the definition of “Expiration Date” has occurred, in which such event Parent and Merger Sub will promptly return, and will cause the Depositary Agent acting on behalf of Parent and Merger Sub to return, all Shares tendered by or on behalf of each Stockholder in the Offer to the applicable Stockholder.

Section 2 Agreement to Vote the Shares. Each Stockholder hereby irrevocably and unconditionally agrees that, during the Support Period, at any meeting of the stockholders of the Company however called or any adjournment or postponement thereof, or in any other circumstance or action proposed to be taken in which the vote or other approval of the stockholders of the Company is sought, with respect to the Merger, the Merger Agreement or any Acquisition Proposal, each Stockholder shall:

(a) if a meeting is held, appear at such meeting or otherwise cause all of the Shares to be counted as present at such meeting for purposes of calculating a quorum; and

(b) vote (or cause to be voted) with respect to all of the Shares: (i) in favor of adoption of the Merger Agreement and the approval of the Merger and the other Transactions as to which stockholders of the Company are called upon to vote, or consent in favor of any matter necessary to facilitate the consummation of the Transactions, including any proposal to adjourn or postpone a meeting of the stockholders of the Company to a later date if there are not sufficient votes at the time of the meeting to adopt the Merger Agreement or approve any of the Transactions; (ii) against any action, proposal, offer, indication of interest, transaction or agreement (including any amendment, waiver, release from or non-enforcement of any agreement) that would reasonably be expected to (A) result in any of the conditions to the Offer or the conditions to the Merger under the Merger Agreement not being fulfilled before the Termination Date or (B) result in a breach of any covenant, representation, warranty or other obligation or agreement of such Stockholder under this Agreement or the Company under the Merger Agreement; (iii) against any

Acquisition Proposal or any action, agreement, transaction or other matter that, individually or in the aggregate, is intended to, or would reasonably be expected to materially impede, delay, or prevent the consummation of the Merger and all other Transactions; and (iv) against any change in or to the Company Board that is not recommended or approved by the Company Board, or any change in or to the present capitalization, corporate structure or Organizational Documents of the Company that is not consented to by Parent. During the Support Period, such Stockholder shall not propose, take, commit or agree to take any action inconsistent with the foregoing provisions of this Section 2. Each Stockholder shall retain at all times the right to vote all of the Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

Section 3 Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be validly terminated in accordance with Article X thereof, (c) the mutual written agreement of each Stockholder and Parent to terminate this Agreement or (d) the delivery of written notice of termination by each Stockholder to Parent and Merger Sub following any material modification or amendment of the Merger Agreement, without the prior written consent of such Stockholder, that, in each case, results in a decrease in the amount or changes the form of consideration payable to such Stockholder pursuant to the terms of the Merger Agreement as in effect on the date hereof.

Section 4 Additional Purchases. Each Stockholder agrees that any Company Shares or other shares of capital stock, voting securities or ownership interests of the Company that such Stockholder purchases or with respect to which such Stockholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) during the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date (the “Support Period”), including by the exercise of a Company Option (collectively, the “New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof, and the representation and warranties in Section 6 shall be true and correct as of the date that beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of such New Shares is first acquired. Notwithstanding anything in this Agreement to the contrary, nothing herein shall require any Stockholder to exercise any Company Option or require any Stockholder to purchase any Company Shares, and nothing herein shall prohibit any Stockholder from exercising any Company Option held by such Stockholder.

Section 5 Agreement to Retain the Shares and Other Covenants.

(a) During the Support Period, neither Stockholder shall Transfer (as defined below) (or agree to Transfer or cause or permit the Transfer of) any of the Shares. Without limiting the generality of the foregoing, during the Support Period, each Stockholder shall not tender, agree to tender or permit to be tendered any of the Shares in response to or otherwise in connection with any tender or exchange offer, including any Acquisition Transaction, other than the Offer.

(b) Section 5(a) shall not prohibit or otherwise restrict a Transfer of Shares by any Stockholder (i)(A) transferring all or a portion of the Shares to any Affiliate, partner, member or by operation of law, or (B) gifting up to 1,000,000 Shares in the aggregate to any Person or Persons; provided that, as a condition to any such Transfer pursuant to this clause (i), the recipient of the Shares agrees to be bound by this Agreement by executing and delivering to Parent a joinder to this Agreement, in a form reasonably acceptable to Parent, concurrent with such Transfer, or (ii) with Parent’s prior written consent (such exceptions set forth in clauses (i) through (ii), collectively, “Permitted Transfers”). Any Transfer (other than a Permitted Transfer), or purported Transfer (other than a Permitted Transfer), of any of the Shares in breach or violation of this Agreement shall be void and of no force or effect.

(c) For the purposes of this Agreement, a Person shall be deemed to have effected a “Transfer” of a Share if such Person, directly or indirectly, (i) sells, pledges, encumbers, hypothecates, assigns, grants an option, right of first refusal or right of first offer with respect to (or otherwise enters into a hedging arrangement with respect to), transfers, tenders or disposes (by merger, by testamentary disposition, by the creation of any Lien (other than as contained herein), by operation of law, by dividend or distribution or otherwise) of such Share or any interest in or beneficial ownership of such Share, (ii) deposits any Shares into a voting trust or enters into a voting agreement or arrangement or grants any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (iii) offers, consents, agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) or (ii).

(d) Each Stockholder shall use reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable, and to do, or cause to be done, all things reasonably necessary to fulfill such Stockholder’s obligations under this Agreement, including attending, if applicable, any meeting of the stockholders of the Company or any adjournment or postponement thereof (or executing valid and effective proxies to any other attending participant of such meeting in lieu of attending such meeting or any adjournment or postponement thereof).

(e) Subject to Section 8, at all times during the period commencing on the date hereof and continuing until the earlier to occur of the termination of this Agreement pursuant to Section 12 and the Effective Time, to the extent applicable, each Stockholder shall not, shall cause their respective Subsidiaries and their and their Subsidiaries’ respective directors and employees (including any officers) not to, and shall instruct their and their respective Subsidiaries’ other Representatives not to, directly or indirectly, take any action or omit to take any action that the Company is not permitted to take or omit to take pursuant to clauses (i) through (iii) (or, as it applies to such clauses, clause (vii)) of Section 6.2(a) of the Merger Agreement, or approve, authorize, agree or publicly announce any intention to do any of the foregoing. Nothing in this Section 5(f) shall prohibit each Stockholder or their respective Representatives from informing any Person of the existence of the provisions contained in this Section 5(e). Each Stockholder acknowledges that any violation of the restrictions set forth in this Section 5(e) by any Subsidiary of such Stockholder or any of their respective Representatives shall be deemed to be a breach by such Stockholder.

Section 6 Representations and Warranties of the Stockholder. Each Stockholder, solely in their capacity as such, hereby represents and warrants to Parent and Merger Sub as of the date hereof as follows:

(a) If the Stockholder is an entity, the Stockholder is duly organized and validly existing and in good standing under the Laws of its jurisdiction of organization. The Stockholder has the full power and authority to execute and deliver this Agreement and to perform the Stockholder’s obligations hereunder and no additional proceedings or actions on the part of the Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by or on behalf of the Stockholder and constitutes a valid and binding agreement with respect to the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(c) The Stockholder is the beneficial owner of the number of the Shares and the other rights to acquire (whether currently, upon lapse of time, following the satisfaction of any condition, upon the occurrence of any event or any combination of the foregoing) beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the number of Company Shares, in each case indicated opposite the Stockholder’s name on Schedule 1, which constitute all of the securities of the Company beneficially owned by the Stockholder or his or its Affiliates on the date hereof. The Shares are now, and at all times during the Support Period will be, held by the Stockholder (or a nominee or custodian for his or its benefit or a transferee pursuant to a Permitted Transfer), free and clear of any Liens (except for any Permitted Liens). The Stockholder has sole, and otherwise unrestricted, voting power with respect to such Shares, and none of the Shares are subject to any voting trust or other agreement, arrangement, or restriction with respect to the voting of the Shares, except as contemplated by this Agreement.

(d) The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of his or its obligations hereunder and the compliance by the Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien (except for any Permitted Liens) on any of the Shares pursuant to, any agreement, instrument, note, bond, mortgage, contract, lease, license, permit or other obligation or any Order to which the Stockholder is a party or by which the Stockholder is bound, or, to the Stockholder’s knowledge, any Law to which the Stockholder is subject, or, in the event that the Stockholder is a corporation, partnership, trust or other entity, any Organizational Document, except as would not, individually or in the aggregate, reasonably be expected to prevent, delay or impair the ability of the Stockholder to perform his obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

(e) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder does not and will not, require any Permit of, or filing with or notification to, any Governmental Authority by the Stockholder except for applicable requirements, if any, of the Exchange Act.

(f) As of the date hereof, there is no Legal Proceeding pending or, to the knowledge of the Stockholder, threatened against or relating to the Stockholder that, individually or in the aggregate, would reasonably be expected to prevent, delay or impair the ability of the Stockholder to perform his or its obligations under this Agreement.

(g) No broker, finder, investment bank, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s, transaction or other similar fee or commission in connection with this Agreement based upon arrangements made by or on behalf of the Stockholder in his or its capacity as a stockholder of the Company.

(h) The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

Section 7 Waiver of Actions and Appraisal Rights. Each Stockholder agrees that such Stockholder will not, in the Stockholder’s capacity as a stockholder of the Company, bring, commence, institute, maintain, prosecute or knowingly facilitate any action (a) which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or the Merger Agreement or (ii) alleges that the execution and delivery of this Agreement by such Stockholder, either alone or together with any of the other agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the Company Board, breaches any fiduciary duty of the Company Board or any member thereof, (b) with respect to any disclosure to the stockholders of the Company in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby, or (c) against Parent, Merger Sub or their respective Representatives in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby (other than, if the Acceptance Time occurs, an action with respect to such Stockholder’s right under the Merger Agreement to receive the Offer Price and the Merger Consideration for the Shares). During the term of this Agreement, each Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise or assert, on his or its own behalf or on behalf of any other holder of Shares, any rights of appraisal, any dissenters’ rights or any similar rights relating to the Merger that such Stockholder may have by virtue of, or with respect to, any Shares beneficially owned by such Stockholder.

Section 8 No Limitation on Discretion as Director or Fiduciary. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent any Stockholder or any of such Stockholder’s Representatives from exercising their respective duties and obligations as a director or officer of the Company or otherwise taking any action (or failing to take any action), subject to the applicable provisions of the Merger Agreement, while acting in such capacity as a director or officer of the Company. Each Stockholder is executing this Agreement solely in their capacity as a stockholder of the Company, and not in their capacity as a director, officer or employee of the Company or in any other capacity.

Section 9 Specific Enforcement. The parties hereto acknowledge and agree that immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy if for any reason any of the provisions of this Agreement are not performed in accordance with its specific terms or are otherwise breached. Accordingly, the parties hereto agree that, in addition to any other available remedies a party may have in equity or at law, each party shall be entitled (without necessity of posting a bond or other form of security) to enforce specifically the terms and provisions of this Agreement and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Agreement. In the event that any Legal Proceeding should be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law. Any party’s pursuit of any injunction or specific performance at any time shall not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled.

Section 10 Further Assurances. Parent, Merger Sub and each Stockholder shall, from time to time and without additional consideration, execute and deliver, or cause to be executed and delivered such additional or further consents, documents and other instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to perform their respective obligations under this Agreement.

Section 11 Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder if they are, in accordance with the methods set forth in Section 11.2 of the Merger Agreement: (a) delivered to Parent at the address set forth in Section 11.2 of the Merger Agreement or (b) delivered to each Stockholder at the applicable address set forth on such Stockholder’s signature page to this Agreement (or, in each case, to such other recipient or address as designated in a written notice to each Stockholder or Parent, as applicable, in accordance with this Section 11).

Section 12 Termination. This Agreement shall automatically terminate and become void and of no further effort or effect on the Expiration Date; provided, that (i) this Section 12 and the applicable definitional and interpretive provisions of Section 14 through Section 18, Section 20, Section 21, Section 23 and Section 24 shall survive such termination and (ii) no such termination shall relieve or release each Stockholder from any obligations or liabilities arising out of his or its breach of this Agreement prior to its termination.

Section 13 Disclosure. Each Stockholder shall permit the Company, Parent and Merger Sub to disclose in all documents and schedules filed with the SEC that Parent reasonably determines to be necessary in connection with the Offer, the Merger and any of the other Transactions, each Stockholder’s identity and ownership of the Shares and the nature of each Stockholder’s commitments, arrangements and understandings under this Agreement; provided, that each Stockholder shall have a reasonable opportunity to review and comment on such disclosure prior to any such filing. Each Stockholder agrees to, as promptly as practicable, give Parent any information it may reasonably require for the preparation of any such disclosure documents, and each Stockholder shall promptly notify Parent of any omissions or required corrections with respect to any information provided by or on behalf of such Stockholder for inclusion in any such disclosure document if and to the extent such Stockholder becomes aware such information shall have become false or misleading in any material respect. Each Stockholder shall not make any press release, public announcement or other communication with respect to this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), except (a) as required by applicable federal securities Law (including the filing of a Schedule 13D with the SEC which may include this Agreement as an exhibit thereto), in which case Parent shall have a reasonable opportunity to review and comment on such communication, and (b) for any such communication that is not inconsistent with previous public announcements by the Company or Parent.

Section 14 Severability. The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is determined to be illegal, invalid or unenforceable, (a) a suitable and equitable provision to be negotiated by the parties, each acting reasonably and in good faith shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

Section 15 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives and permitted assigns. No party may assign this Agreement, any right to damages for breach of this Agreement or any of its rights or interests or delegate any of its obligations under this Agreement, in whole or in part, by operation of Law, by transfer or otherwise, without the prior written consent of the other parties not seeking to assign this Agreement, any right to damages for breach of this Agreement or any of its rights or interests or delegate any of its obligations and any attempted or purported assignment or delegation in violation of this Section 15 shall be null and void; provided, however, that Parent and Merger Sub shall each be entitled to assign any or all of its rights hereunder to one or more of Parent’s or Merger Sub’s Affiliates, so long as Parent provides each Stockholder with advance written notice thereof; provided that (a) any such assignment shall not reasonably be expected to prevent, materially delay or materially impair the consummation of the Transactions or otherwise adversely affect the rights of each Stockholder under this Agreement in any material respect and (b) no assignment, delegation or designation shall relieve Parent of any of its obligations pursuant to this Agreement unless the parties enter into a novation.

Section 16 No Waivers. No waivers of any breach of this Agreement extended by Parent to any Stockholder shall be construed as a waiver of any rights or remedies of Parent with respect to any other stockholder of the Company who has executed an agreement substantially in the form of this Agreement with respect to the Company Shares held or subsequently held by such other stockholder or with respect to any subsequent breach of such Stockholder or any other stockholder of the Company. No waiver of any provisions hereof by either party hereto shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

Section 17 Governing Law.

(a) This Agreement and all Legal Proceedings against the other party in connection with, arising out of or otherwise relating to this Agreement, shall be interpreted, construed, governed by, and enforced in accordance with, the Laws of the State of Delaware, including its statutes of limitations, without regard to any borrowing statute that would result in the application of the statute of limitations of any other jurisdiction or the conflicts of laws provisions, rules or principles thereof (or any other jurisdiction) to the extent that such provisions, rules or principles would direct a matter to another jurisdiction.

(b) Each party hereto agrees that: (i) it shall bring any Legal Proceeding against the other party in connection with, arising out of or otherwise relating to this Agreement, any instrument or other document delivered pursuant to this Agreement or the Transactions exclusively in the Chosen Courts; and (ii) solely in connection with such Legal Proceedings, (A) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) irrevocably waives any objection to the laying of venue in any such Legal Proceeding in the Chosen Courts, (C) irrevocably waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party, (D) agrees that mailing of process or other papers in connection with any such Legal Proceeding in the manner provided in Section 11 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof and (E) agrees that it shall not assert as a defense any matter or claim waived by the foregoing clauses (A) through (D) of this Section 17(b) or that any Order issued by the Chosen Courts may not be enforced in or by the Chosen Courts. Notwithstanding anything to the contrary contained in this Agreement, each of the parties agrees that it will not bring, permit any of its Affiliates to bring or support any person in any action, suit or proceeding of any kind or description, whether in law, equity, contract, tort or otherwise, involving any other party relating to this Agreement or the performance thereof in any forum other than the Chosen Courts.

Section 18 WAIVER OF JURY TRIAL. EACH OF PARENT, MERGER SUB AND EACH STOCKHOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, LEGAL PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS OR THE ACTIONS OF PARENT, MERGER SUB OR EACH STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF AND THEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 18.

Section 19 No Agreement Until Executed. Irrespective of negotiations among the parties hereto or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Organizational Documents of the Company, the Transactions, (b) the Merger Agreement is executed by all parties thereto and (c) this Agreement is executed by all parties hereto.

Section 20 Certain Events. Notwithstanding anything in this Agreement to the contrary, if, at any time occurring on or after the date hereof and prior to the Acceptance Time, any change in the outstanding equity interests of the Company shall occur as a result of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Company Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Company Shares or securities convertible into or exchangeable into or exercisable for Company Shares, the type and number of the Shares subject to this Agreement shall be adjusted appropriately, and this Agreement and the obligations hereunder shall automatically attach to any New Shares or other securities issued to or acquired by each Stockholder or any of their respective Affiliates.

Section 21 Entire Agreement; Amendment. This Agreement (including all Schedules hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter of this Agreement and supersedes all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, whether oral or written, with respect to such matters. To the extent permitted by applicable Law, this Agreement may be amended by the parties hereto at any time prior to the Expiration Date by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and each Stockholder.

Section 22 Counterparts. This Agreement (a) may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and (b) shall become effective when each party shall have received one or more counterparts hereof signed by each of the other parties. An executed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Agreement.

Section 23 Expenses. Except as otherwise expressly provided in this Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party or parties, as applicable, incurring such expenses whether or not the Offer and the Merger are consummated.

Section 24 Certain Interpretations. The provisions of Section 1.3 of the Merger Agreement shall apply to this Agreement mutatis mutandis, and are incorporated herein by reference with binding effect among the parties in respect of this Agreement as if fully set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, each party hereto has duly executed and delivered this Agreement, all as of the date first above written.

HOWARD M. LORBER

By:	/s/ Howard M. Lorber

E-mail:	hml@hmlorber.com

Address:	4400 Biscayne Boulevard, Miami, Florida 33137

LORBER ALPHA II LIMITED PARTNERSHIP

By:	/s/ Howard M. Lorber
Name:	Howard M. Lorber
Title:	Authorized Signatory

E-mail:	hml@hmlorber.com

Address:	4400 Biscayne Boulevard, Miami, Florida 33137

[Signature Page to Tender & Support Agreement]

IN WITNESS WHEREOF, each party hereto has duly executed and delivered this Agreement, all as of the date first above written.

JTI (US) HOLDING INC.

By:	/s/ James Boxford
Name:	James Boxford
Title:	Authorized Person

JTI (US) HOLDING INC.

By:	/s/ Christopher Hill
Name:	Christopher Hill
Title:	Authorized Person

VAPOR MERGER SUB INC.

By:	/s/ James Boxford
Name:	James Boxford
Title:	Authorized Person

VAPOR MERGER SUB INC.

By:	/s/ Christopher Hill
Name:	Christopher Hill
Title:	Authorized Person

[Signature Page to Tender & Support Agreement]

Schedule 1

Stockholder (Name): Howard M. Lorber; Lorber Alpha II Limited Partnership

Holder	Number of Securities	Type of Securities
Howard M. Lorber	2,014,201	Company Shares
Lorber Alpha II Limited Partnership	2,629,035	Company Shares
Howard M. Lorber	1,450,476	Options exercisable for Company Shares
Howard M. Lorber	849,500	Company Shares (restricted, subject to time-based vesting conditions)
Howard M. Lorber	1,205,500	Company Shares (restricted, subject to performance-based vesting conditions)